Exhibit 10.1 EXECUTION VERSION AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT, dated as of December 13, 2019 (this “Amendment”), by and between GP COMMERCIAL JPM LLC f/k/a TH Commercial JPM LLC (“Seller”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below). RECITALS WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of December 3, 2015, as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, by Amendment No. 2 to Master Repurchase Agreement, dated as of June 28, 2019, and by Amendment No. 3 to Master Repurchase Agreement, dated as of August 23, 2019 (the “Existing Repurchase Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); WHEREAS, in connection therewith, Seller and Buyer entered into that certain Fee and Pricing Letter, also dated as of December 3, 2015, (the “Existing Fee Letter”; as amended by that certain Amendment No. 1 to Fee and Pricing Letter, dated as of June 28, 2017, and as further amended by that certain Amendment No. 2 to Fee and Pricing Letter, dated as of June 28, 2019 (the “Fee Letter Amendment”), and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”); and WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment. NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows: SECTION 1. Amendments to Repurchase Agreement. (a) The definition of “Maximum Facility Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows: “Maximum Facility Amount” shall mean $450,000,000, as such amount may be increased at the request of Seller and upon the approval by Buyer, as determined in its sole discretion, in accordance with Article 3(o).

(b) Section 3(o) of the Repurchase Agreement shall be deleted in its entirety and, after the date hereof, shall be of no further force and effect and shall be replaced in its entirety as follows: (o) [Reserved]. SECTION 2. Conditions. (I) Conditions Precedent. This Amendment shall become effective on the date upon which all of the following has occurred: (a) this Amendment has been executed and delivered by a duly authorized officer of each of Seller and Buyer; and (b) Buyer has received payment from Seller of the Upsize Option Fee that is due and payable as of the date of this Amendment pursuant to Article 3(o) of the Repurchase Agreement, in the amount set forth in writing by Buyer to Seller on or prior to the date hereof (such date on which each of the conditions set forth in clauses (a) and (b) are satisfied, the “Effective Date”). (II) Additional Condition. Within ten (10) Business Days of the Effective Date, Seller shall deliver to Buyer a legal opinion from Seller’s outside counsel acceptable to Buyer and its counsel with respect to the applicability of the safe harbor provisions of the U.S. Bankruptcy Code. Failure to comply with this condition shall result in an immediate Event of Default pursuant to Article 12(a) of the Repurchase Agreement. SECTION 3. Representations and Warranties. On and as of the Effective Date and the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written or the Effective Date, in which case it shall be true and correct in all respects as of such other date). SECTION 4. Acknowledgments of Guarantor. In connection with this Amendment, the Guarantor hereby acknowledges the execution and delivery of this Amendment by the Seller and agrees that the Guarantor continues to be bound by the Amended and Restated Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein. SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Effective Date, (a) all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and -2-

(b) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby. SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof. SECTION 7. Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment. SECTION 8. No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and the Fee Letter and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller under or in connection with the Repurchase Agreement, the Fee Letter or any of the other documents executed in connection therewith to which Seller is a party (the “Repurchase Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of Seller under the Repurchase Agreement and the other Repurchase Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment. SECTION 9. Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment. The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase -3-

Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against any Seller or its property in the courts of other jurisdictions. SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT. SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. -4-

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written. BUYER: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States By: /s/ Thomas N. Cassino ________________ Name: Thomas N. Cassino Title: Executive Director SELLER: GP COMMERCIAL JPM LLC, a Delaware limited liability company By: /s/ Marcin Urbaszek_____________ Name: Marcin Urbaszek Title: Chief Financial Officer Acknowledged and Agreed: GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment: By: _/s/ Marcin Urbaszek_______________ Name: Marcin Urbaszek Title: Chief Financial Officer JPM—GP Commercial Amendment No. 4 – Signature Page